                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: April 26, 2005
                        (Date of earliest event reported)


                            eResearchTechnology, Inc.
           -----------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


             Delaware                     0-29100                22-3264604
-----------------------------          ------------          -------------------
(State or other jurisdiction           (Commission            (I.R.S. Employer
    of incorporation)                  File Number)          Identification No.)


 30 South 17th Street, Philadelphia, PA                                 19103
 --------------------------------------------------                  -----------
 (Address of principal executive offices)                             (Zip Code)


                                  215-972-0420
        ----------------------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 27, 2005, eResearchTechnology, Inc. issued a press release reporting its results of operations for the quarter ended March 31, 2005 and providing financial guidance for the second quarter and fiscal 2005. A copy of that press release is filed herewith as Exhibit 99.1 and incorporated by reference herein.

Item 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Following the Annual Meeting of Stockholders on April 26, 2005, the Board of Directors of eResearchTechnology, Inc. increased the number of directors from eight to nine and appointed John H. Park, CFA, to fill the vacancy created by the increase. Although Mr. Park's term of office will not expire until the 2008 Annual Meeting of Stockholders, the Board will submit Mr. Park's Board appointment to the company's stockholders for their ratification at the 2006 annual meeting and Mr. Park has agreed to resign if the stockholders do not ratify his appointment. eResearchTechnology, Inc. issued a press release announcing the appointment of Mr. Park to the Board. A copy of that press release is filed herewith as Exhibit 99.2 and incorporated by reference herein.

Item 8.01   OTHER EVENTS

On April 26, 2005, the Board of Directors of eResearchTechnology, Inc. consented to the acquisition by Blum Capital Partners, L.P. or its affiliates of shares of the company's common stock which would result in Blum becoming an "interested stockholder" within the meaning of Section 203 of the Delaware General Corporation Law (the "GCL"). The purpose of the Board's approval was to render the limitations set forth in Section 203(a) of the GCL inapplicable to Blum Capital. The approval of the Board was conditioned upon Blum Capital agreeing that, without the Board's approval, Blum Capital will not acquire beneficial ownership of 20% or more of the company's outstanding common stock. eResearchTechnology, Inc. issued a press release announcing this agreement. A copy of that press release is filed herewith as Exhibit 99.2 and incorporated by reference herein.

Item 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (c)  Exhibits

            99.1 Press Release dated April 27, 2005 of eResearchTechnology, Inc. entitled "eResearchTechnology Reports First Quarter Results"

            99.2 Press Release dated April 27, 2005 of eResearchTechnology, Inc. entitled "eResearchTechnology, Inc. Announces Board Approval to Blum Capital to Acquire up to 20% of its Common Stock and Appointment of John Park to its Board of Directors"

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          eResearchTechnology, Inc.
                                          (Registrant)


Date:       April 27, 2005                By:  /s/  Bruce Johnson
                                               --------------------------------
                                               Bruce Johnson
                                               Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No. Exhibit

99.1        Press Release dated April 27, 2005 of eResearchTechnology, Inc.
            entitled "eResearchTechnology Reports First Quarter Results"

99.2        Press Release dated April 27, 2005 of eResearchTechnology, Inc.
            entitled "eResearchTechnology, Inc. Announces Board Approval to Blum Capital to Acquire up to 20% of its Common Stock and Appointment of John Park to its Board of Directors"